Exhibit 10.5

CONSENT LETTER

March 30, 2008

Jupitermedia Corporation

23 Old Kings Highway South

Darien, Connecticut 06820

Re: Credit Facility for Jupitermedia Corporation

Ladies and Gentlemen:

Reference is made to the Credit and Security Agreement, dated as of the 12th day of July, 2007, among JUPITERMEDIA CORPORATION, a Delaware corporation (“Borrower”), the lenders party thereto, KEYBANK NATIONAL ASSOCIATION, as the lead arranger, sole book runner and administrative agent for the Lenders (“Agent”), and CITIZENS BANK, N.A., as syndication agent (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”). Capitalized terms used in this consent letter (this “Consent Letter”) and not otherwise defined herein shall be defined as set forth in the Credit Agreement.

Borrower has notified Agent and the Lenders that, (a) due to certain changes made in the interpretation of GAAP accounting by Borrower and its auditors for income taxes related to purchase accounting with respect to certain of Borrower’s Acquisitions, Borrower will need to (i) restate its audited financial statements as filed in its 10-K annual report for the fiscal year ending December 31, 2006 (the “10-K Restatement”), (ii) restate its unaudited financial statements as filed in its 10-Q quarterly reports for the fiscal quarters ending March 31, 2007, June 30, 2007 and September 30, 2007 (collectively, the “10-Q Restatements”), and (iii) file its 10-K annual report with the SEC for the fiscal year ending December 31, 2007 as late as April 30, 2008 (the “Delayed 10-K Filing”), and (b) Borrower will recognize a non-cash impairment charge of Eighty-Seven Million Two Hundred Thousand Dollars ($87,200,000) in the fourth quarter of 2007 related to the impairment of certain goodwill and intangible assets (the “Impairment Charge”). Borrower has informed Agent and the Lenders that after giving effect to the 10-K Restatement, the 10-Q Restatements and the Impairment Charge, Borrower will be in compliance with the financial covenants set forth in Section 5.7 of the Credit Agreement for the restatement periods in question and for the period ended December 31, 2007. The restatement of financial statements and the Impairment Charge could be construed as violations of the Credit Agreement. In addition, the Delayed 10-K Filing could result in the violation of certain reporting requirements set forth in Section 5.3 of the Credit Agreement.

Borrower hereby requests that Agent and the Lenders consent (and waive any violations under the Loan Documents as a result thereof) to (a) the 10-K Restatement, (b) the 10-Q Restatements, (c) the Delayed 10-K Filing, (d) the delayed delivery of financial reports for the fiscal year ending December 31, 2007 required to be delivered by Sections 5.3(b), (c) and (d) of the Credit Agreement (the “Delayed Financial Reports”), and (e) the Impairment Charge.

Agent and the Lenders hereby consent (and waive any violations under the Loan Documents as a result thereof) to the 10-K Restatement, the 10-Q Restatements, the Delayed 10-K Filing, the Delayed Financial Reports and the Impairment Charge on the following conditions:

(a) the 10-K Restatement and the 10-Q Restatements shall not contain any revisions other than those previously disclosed to Agent and the Lenders in writing or as disclosed in Borrower’s SEC filings, and such revisions, after being given effect, shall not result in a breach of the financial covenants set forth in Section 5.7 of the Credit Agreement for the restatement periods in question;

(b) Borrower shall deliver to Agent and the Lenders a pro forma Compliance Certificate for the fiscal year ended December 31,2007 on or prior to April 1, 2008;

(c) Borrower shall have, no later than April 30, 2008, (i) filed with the SEC its 10-K annual report for the fiscal year ending December 31, 2007, and (ii) delivered to Agent the Delayed Financial Reports;

(d) after giving effect to the terms of this Consent Letter, no Default or Event of Default shall exist under the Credit Agreement or any other Loan Document;

(e) Borrower shall pay a consent fee to Agent, for the benefit of each Lender that shall have executed and delivered this Consent Letter to Agent on or before 10:00 A.M. (Eastern time) on April 1,2008 (each an “Approving Lender”), in the amount equal to ten basis points multiplied by the amount of such Approving Lender’s portion of the Commitment; and

(f) Borrower shall pay all reasonable legal fees and expenses of Agent in connection with this Consent Letter.

Except as otherwise expressly specified in this Consent Letter, the Credit Agreement shall remain in full force and effect and shall be unaffected hereby. No further consent has been requested or granted. This Consent Letter (a) is a Loan Document pursuant to the Credit Agreement, (b) is not intended to, nor shall it, establish any course of dealing among Borrower, Agent and the Lenders that is inconsistent with the express terms of the Credit Agreement, and (c) shall not operate as a waiver or amendment of any other right, power or remedy of Agent and the Lenders under the Credit Agreement or constitute a continuing consent of any kind. The waiver requested by Borrower and granted by Agent and the Required Lenders hereunder relates solely to the items set forth in this Consent Letter. No further waiver has been requested or granted. This Consent Letter shall be governed by, and construed in accordance with, the internal laws of the State of Ohio.

[Remainder of page intentionally left blank.]

2

This Consent Letter shall not be effective until it has been acknowledged and agreed to by Borrower, and each Guarantor of Payment has signed the attached Acknowledgment and Acceptance. This Consent Letter may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

Very truly yours,

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Jennifer O’Brien
Jennifer O’Brien
Vice President

Signature Page 1 of 15 to

Consent Letter

RBS CITIZENS N.A., as Syndication Agent and as a Lender

By:	David M Nackley
Senior Vice President

Signature Page 2 of 15 to

Consent Letter

BANK OF AMERICA, N.A.

By:	/s/ Martin Ollinger
Martin Ollinger
Vice President

Signature Page 3 of 15 to

Consent Letter

WEBSTER BANK

By:	/s/ Albert M. Schenck
Albert M. Schenck
VICE PRESIDENT

Signature Page 4 of 15 to

Consent Letter

PANGAEA CLO 2007-1 LTD

By:	/s/ Michael P. King
Michael P. King
Senior Managing Director

Signature Page 5 of 15 to

Consent Letter

PANGAEA CLO 2007-2 LTD

By:	/s/ Michael P. King
Michael P. King
Senior Managing Director

Signature Page 6 of 15 to

Consent Letter

NEW YORK MARINE AND GENERAL INSURANCE COMPANY By Tricadia CDO Management, LLC

[Interests assigned to TELOS CLO 2007-3, LTD.]

Signature Page 7 of 15 to

Consent Letter

TELOS CLO 2006-1, LTD By Tricadia Loan Management, LLC, as Collateral Manager

By:	/s/ JOHN J. MCCORMICK, III
JOHN J. MCCORMICK, III
MANAGING DIRECTOR

Signature Page 8 of 15 to

Consent Letter

TELOS CLO 2007-2, LTD By Tricadia Loan Management, LLC, as Collateral Manager

By:	/s/ JOHN J. MCCORMICK, III
JOHN J. MCCORMICK, III
MANAGING DIRECTOR

Signature Page 9 of 15 to

Consent Letter

TELOS CLO 2007-3, LTD By Tricadia Loan Management, LLC, as Collateral Manager

By:	/s/ John J. McCormick, III
John J. McCormick, III
MANAGING DIRECTOR

Signature Page 10 of 15 to

Consent Letter

CIFC FUNDING 2006-1, LTD.

By:	/s/ Elizabeth Chow
Elizabeth Chow – Head of Underwriting

CIFC FUNDING 2006-II, LTD.

By:	/s/ Elizabeth Chow
Elizabeth Chow – Head of Underwriting

CIFC FUNDING 2006-IB, LTD.

By:	/s/ Elizabeth Chow
Elizabeth Chow – Head of Underwriting

CIFC FUNDING 2007-48, LTD.

By:	/s/ Elizabeth Chow
Elizabeth Chow – Head of Underwriting

Acknowledged and agreed:	JUPITERMEDIA CORPORATION

	By:	/s/ Christopher S. Cardell
	Name:	Christopher S. Cardell
	Title:	President

Signature Page 15 of 15 to

Consent Letter

ACKNOWLEDGMENT AND ACCEPTANCE

Each of the undersigned hereby acknowledges and accepts the terms of the foregoing Consent Letter dated as of March 30, 2008. Each of the undersigned further certifies that the following statements are true as of the date hereof: (a) the representations and warranties contained in each of the Loan Documents are correct in all material respects as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true in all material respects as of such specific date); (b) after giving effect to the terms of the Consent Letter, no event has occurred and is continuing that constitutes a Default or Event of Default; and (c) the undersigned does not have any claim or offset against, or defense or counterclaim to, any obligation or liability of any of the undersigned under the Credit Agreement or any other Loan Document.

This Acknowledgment and Acceptance is executed by the undersigned as of the date first written above.

JUPITERIMAGES CORPORATION		WORKBOOK, INC.

By:	/s/ Christopher S. Cardell	By:	/s/ Christopher S. Cardell
Name:	Christopher S. Cardell	Name:	Christopher S. Cardell
Title:	Secretary	Title:	President, COO & Secretary

I-VENTURE MANAGEMENT LLC, By Jupitermedia Corporation, its Managing Member		MEDIABISTRO.COM, INC.

By:	/s/ Christopher S. Cardell	By:	/s/ Christopher S. Cardell
Name:	Christopher S. Cardell	Name:	Christopher S. Cardell
Title:	President & COO	Title:	Secretary

Signature Page to

Acknowledgment and Acceptance